Exhibit 99.1

Resources Connection, Inc. Announces Appointment of Kate W. Duchene to the Board of Directors

IRVINE, Calif.--(BUSINESS WIRE)--January 23, 2018--Resources Connection, Inc. (NASDAQ: RECN), today announced the appointment of Kate W. Duchene, President and Chief Executive Officer (“CEO”), to the Board of Directors, effective January 18, 2018. Ms. Duchene has served as the Company’s CEO since December 2016. Her new appointment allows her to work seamlessly with the Board on key growth initiatives and ensuring operational results.

“We are pleased to welcome Kate to the Board,” said Donald B. Murray, Chairman of the Board. “She has proven herself to be an effective leader, returning RGP’s focus to growth after just a year in the CEO seat. Kate is committed and passionate about working even more closely with the Board and continuing the trend of improving financial and operational results for RGP.”

Ms. Duchene, 54, joined the Company in 1999, serving as Chief Legal Officer, Executive Vice President, Human Resources and Secretary, since 2000. As a member of the executive team over the past 18 years, she has developed and executed a wide variety of strategic initiatives to drive performance across RGP’s global platform. In 2012, Ms. Duchene assumed leadership and financial responsibility for the Company’s legal consulting business. She is a graduate of Stanford University and received her law degree from New York University School of Law.

ABOUT RGP

RGP, the operating subsidiary of Resources Connection, Inc. (NASDAQ: RECN), is a multinational business consulting firm that helps leaders execute internal initiatives. Partnering with business leaders, we drive internal change across all parts of a global enterprise – accounting; finance; governance, risk and compliance management; corporate advisory, strategic communications and restructuring; information management; human capital; supply chain management; and legal and regulatory.

RGP was founded in 1996 within a Big Four accounting firm. Today, we are a publicly traded company with over 4,000 professionals, annually serving over 2,600 clients around the world from 74 practice offices.

Headquartered in Irvine, California, RGP has served 86 of the Fortune 100 companies.

The Company is listed on the NASDAQ Global Select Market, the exchange’s highest tier by listing standards. More information about RGP is available at http://www.rgp.com. (RECN-F)

Certain statements in this press release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “remain,” “should” or “will” or the negative of these terms or other comparable terminology. Such statements and all phases of the Company’s operations are subject to known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance or achievements and those of our industry to differ materially from those expressed or implied by these forward-looking statements including the risks and uncertainties identified in our most recent Quarterly Report on Form 10-Q and our other public filings made with the Securities and Exchange Commission (File No. 0-32113). Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business or operating results. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company does not intend, and undertakes no obligation, to update the forward-looking statements in this press release to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, unless required by law to do so.

CONTACT:
Analyst Contact:
Resources Connection, Inc.
Herb Mueller, Chief Financial Officer
(US+) 1-714-430-6500
herb.mueller@rgp.com
or
Media Contact:
Sitrick Group
Michael Sitrick, CEO
(US+) 1-310-788-2850
mike_sitrick@sitrick.com